Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of JPMorgan Access Balanced Fund, JPMorgan Access Growth Fund, JPMorgan Alternative Strategies Fund, JPMorgan Disciplined Equity Fund, JPMorgan Diversified Fund, JPMorgan Dynamic Growth Fund, JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Equity Focus Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Intrepid Advantage Fund, JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Value Fund, JPMorgan Mid Cap Core Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan SmartAllocation Equity Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund, JPMorgan SmartRetirement 2055 Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund, JPMorgan SmartRetirement Blend 2055 Fund, JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Income Fund, JPMorgan U.S. Dynamic Plus Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Equity Plus Fund, JPMorgan U.S. Small Company Fund and JPMorgan Value Advantage Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

I, Robert L. Young, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer

March 7, 2014

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of JPMorgan Access Balanced Fund, JPMorgan Access Growth Fund, JPMorgan Alternative Strategies Fund, JPMorgan Disciplined Equity Fund, JPMorgan Diversified Fund, JPMorgan Dynamic Growth Fund, JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Equity Focus Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Intrepid Advantage Fund, JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Value Fund, JPMorgan Mid Cap Core Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan SmartAllocation Equity Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund, JPMorgan SmartRetirement 2055 Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund, JPMorgan SmartRetirement Blend 2055 Fund, JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Income Fund, JPMorgan U.S. Dynamic Plus Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Equity Plus Fund, JPMorgan U.S. Small Company Fund and JPMorgan Value Advantage Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

I, Joy C. Dowd, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer

March 7, 2014

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.